UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -----------------------
                                  FORM N-CSR S
                            -----------------------

--------------------------------------------------------------------------------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06142

                           THE JAPAN EQUITY FUND, INC.

               (Exact name of registrant as specified in charter)



                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

               (Address of principal executive offices) (Zip code)

                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

                       DATE OF FISCAL YEAR END: October 31

                    DATE OF REPORTING PERIOD: April 30, 2006


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


Item 1.  Reports to Stockholders.


--------------------------------------------------------------------------------
General Information (unaudited)
--------------------------------------------------------------------------------

The Fund

     The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

     The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

     The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and also appears in many other newspapers. The Fund's daily NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

     Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

     A description of the policies and procedures that are used by the Fund's Investment Manager to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form NCSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2005.

Quarterly Portfolio of Investments

     A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments are available without charge, upon request, by calling
(201) 915-3054.

Certifications

     The Fund's chief executive officer has certified to the NYSE that, as of June 1, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

     A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's web site at www.daiwast.com and from the Plan Agent by calling (866)
669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

--------------------------------------------------------------------------------
Shareholder Letter (unaudited)
--------------------------------------------------------------------------------
                                                                    May 17, 2006
Dear Shareholders:

     It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2006.

Performance and Review of the Japanese Stock Market (November 2005 - April 2006)

     Table 1. Performance in comparison with the benchmark (TOPIX), U.S. Dollar ("USD") base
--------------------------------------------------------------------------------

                                                            Latest Six Months
                                                           (Nov 05 - April 06)
                                                                    %
                                                           ---------------------
JEQ (NAV) . . . . . . . . . . . . . . . . . . . . . . . .            18.91
TOPIX . . . . . . . . . . . . . . . . . . . . . . . . . .            20.21
                                                                   -------
Difference. . . . . . . . . . . . . . . . . . . . . . . .            -1.30


     Table 2. Performance in comparison with the benchmark, Japanese Yen ("JPY") base
--------------------------------------------------------------------------------

                                                             Latest Six Months
                                                            (Nov 05 - April 06)
                                                                     %
                                                           ---------------------
JEQ (Equity Only) . . . . . . . . . . . . . . . . . . . .            18.73
TOPIX . . . . . . . . . . . . . . . . . . . . . . . . . .            19.54
                                                                   -------
Difference. . . . . . . . . . . . . . . . . . . . . . . .            -0.81

Comment

     o During the period from November 2005 to April 2006, the net asset value of the Fund increased by 18.91% in USD terms. Over the same period, the TOPIX Index advanced by 20.21%.

     o In JPY terms, the performance of the Fund, excluding expenses and the cash position effect, was 18.73%, whereas the TOPIX Index was up 19.54%.

     o Relative to the TOPIX Index, the sector selection effect was positive by 1.0% while the stock selection effect was negative by 0.93% and other factors were negative by 0.88% (see Table 3).

     o As shown in Table 4, overweight positions in nonferrous metals, machinery and rubber products made a significant contribution to the positive sector selection effect. Over the period, however, there was a sizable negative stock selection effect in the retailing, information & communication, electric appliance and securities brokerage sectors.

     o In Japan, the market trend was quite different during the last two months of 2005 and the early part of 2006. Small capitalization stocks performed very well at the end of 2005, but the trend reversed in the middle of January due to the "Livedoor Shock" described below under "Market Review". Small-cap indices slumped after the Livedoor shock, and the trend continued until April. In the last two months of 2005, the TOPIX Index gained 14.19% while the Tokyo Stock Exchange ("TSE") 2nd section Index was up 20.56% and the JASDAQ Index returned 23.40%. In the first four months of 2006, the TOPIX Index rose 4.04%. During the same period, the TOPIX 100 Index, containing the 100 largest stocks trading on the TSE 1st section, gained 5.68%, the TSE 2nd section Index lost 3.75% and the JASDAQ Index dropped 10.76%.


     Table 3. Attribution Analysis Summary, JPY base
--------------------------------------------------------------------------------

                                                            Latest six months
                                                           (Nov 04 - April 05)
                                                                    %
                                                           --------------------

JEQ (Equity  Only). . . . . . . . . . . . . . . . . . . .         18.73
TOPIX . . . . . . . . . . . . . . . . . . . . . . . . . .         19.54
                                                                -------
Difference. . . . . . . . . . . . . . . . . . . . . . . .         -0.81

Breakdown
---------
Sector  Selection  .  . . . . . . . . . . . . . . . . . .          1.00
Stock  Selection  . . . . . . . . . . . . . . . . . . . .         -0.93
Others  . . . . . . . . . . . . . . . . . . . . . . . . .         -0.88
                                                                -------
Total  .  . . . . . . . . . . . . . . . . . . . . . . . .         -0.81


     Table 4. Sector and Stock Selection Effects, Sector by Sector
--------------------------------------------------------------------------------

                                                                                                Sector      Stock
                                                Portfolio     Market    Portfolio   Benchmark Allocation  Selection
                                                Position      Weight      Return     Return     Effect     Effect
                                                    %            %           %          %          %          %
                                                ---------     -------   ---------   --------- ----------  ---------
TOPIX Industry
---------------
Fishery, Agric. & Forestry . . . . . . . . . .      0.00         0.08      0.00         6.94      0.01      0.00
Mining . . . . . . . . . . . . . . . . . . . .      0.00         0.42      0.00        32.02     -0.06      0.00
Construction . . . . . . . . . . . . . . . . .      2.10         2.19      2.41         8.80     -0.02     -0.18
Foods  . . . . . . . . . . . . . . . . . . . .      0.00         2.50      0.00        17.66      0.05      0.00
Textiles & Apparel . . . . . . . . . . . . . .      1.51         1.22     15.98        31.46     -0.01     -0.15
Pulp & Paper . . . . . . . . . . . . . . . . .      0.98         0.38      9.21        20.39      0.00     -0.02
Chemicals. . . . . . . . . . . . . . . . . . .      5.64         5.30     30.21        22.44      0.05      0.43
Pharmaceutical . . . . . . . . . . . . . . . .      4.87         3.81     12.63        14.65     -0.03     -0.08
Oil & Coal Products  . . . . . . . . . . . . .      0.00         0.74      0.00         3.71      0.14      0.00
Rubber Products  . . . . . . . . . . . . . . .      1.75         0.61     -5.57        14.88      0.17     -0.08
Glass & Ceramics Products  . . . . . . . . . .      1.21         1.20      5.02        27.64     -0.02     -0.27
Iron & Steel . . . . . . . . . . . . . . . . .      1.70         2.45     21.96        17.15     -0.01      0.12


                                                                                                Sector      Stock
                                                Portfolio     Market    Portfolio   Benchmark Allocation  Selection
                                                Position      Weight      Return     Return     Effect     Effect
                                                    %            %           %          %          %         %
                                                ---------     -------   ---------   --------- ----------  ---------
TOPIX Industry
---------------
Nonferrous Metals. . . . . . . . . . . . . . .      2.09         1.29     18.93        39.28      0.41     -0.21
Metal Products . . . . . . . . . . . . . . . .      1.05         0.64     30.81        24.02     -0.01      0.05
Machinery. . . . . . . . . . . . . . . . . . .      5.90         4.43     28.62        32.78      0.22     -0.14
Electric Appliances. . . . . . . . . . . . . .     13.60        13.65     28.51        32.63      0.12     -0.46
Transport Equipment. . . . . . . . . . . . . .     11.36         9.80     25.97        24.83      0.04      0.12
Precision Instruments. . . . . . . . . . . . .      2.72         1.23     13.47        23.05      0.05     -0.12
Other Products . . . . . . . . . . . . . . . .      1.59         1.63     45.22        19.68      0.00      0.40
Electric Power & Gas . . . . . . . . . . . . .      3.10         3.62      6.23         7.23      0.14     -0.03
Land Transport . . . . . . . . . . . . . . . .      3.49         3.15     26.39        18.32      0.00      0.24
Marine Transport . . . . . . . . . . . . . . .      0.45         0.47     -3.61         0.21     -0.01     -0.02
Air Transport. . . . . . . . . . . . . . . . .      0.00         0.30      0.00         6.22      0.04      0.00
Warehouse & Harbor Trans . . . . . . . . . . .      0.00         0.23      0.00         7.05      0.03      0.00
Info & Communication . . . . . . . . . . . . .      4.75         5.06     -4.86         0.65      0.11     -0.43
Wholesale Trade. . . . . . . . . . . . . . . .      1.14         4.52     22.67        22.18     -0.05      0.04
Retail Trade . . . . . . . . . . . . . . . . .      5.82         4.25      2.69        15.49     -0.09     -0.62
Banks. . . . . . . . . . . . . . . . . . . . .     12.90        13.19     17.16        14.54      0.03      0.36
Securities . . . . . . . . . . . . . . . . . .      1.39         2.62     27.44        47.19     -0.32     -0.33
Insurance. . . . . . . . . . . . . . . . . . .      3.67         2.50      0.50         6.76     -0.17     -0.17
Other Financing Business . . . . . . . . . . .      2.92         2.48     31.56         7.66     -0.01      0.64
Real Estate . . . . . . . . . . . . . . . . . .     1.30         2.48     30.46        35.07      0.09     -0.09
Services. . . . . . . . . . . . . . . . . . . .     1.00         1.56      9.69        13.78      0.11      0.07
Total . . . . . . . . . . . . . . . . . . . . .   100.00       100.00     18.73        19.54      1.00     -0.93


Market Review (November 2005 - April 2006)

     The following is a review of the Japanese equity market over the past six months:

     Stocks on the TSE recorded gains in the six months ended April 30, 2006. Following a gain of 28.3% in the six months ended October 31, 2005, the TOPIX Index gained an additional 19.42% in the six months to April 30, 2006. In U.S. Dollar terms, the performance of the TOPIX Index was 20.21%. The TOPIX Index continued its rising trend from the middle of 2005 until mid-January 2006, moved up and down in January and February, and moved up a little further during March and April. The rise was quite fast in the latter half of 2005, when the TOPIX Index advanced 40.1% over a six-month period. A sharp decline in January, starting with the "Live-door Shock", appears to have occurred at a good time, as the market adjusted itself after the sudden, sharp rise. The TOPIX Index stood at 1177.20 at the end of June 2005, at 1444.73 by the end of October, and rose to 1649.76 by the end of December 2005. The Index dipped back to 1574.67 on January 18, 2006, but stayed in a range between roughly 1600 and 1700 through the end of March. The TOPIX reached its highest point of the year on April 7, 2006, hitting 1783.72, and finished April at a level of 1716.43.

     The market experienced heavy trading volume, and renewed the record for the largest transaction value, during January 2006, as more than (Y)30 trillion worth of stocks traded on the TSE 1st section. Individual investors became very active participants in the stock market, while domestic institutions, particularly trust banks, were consistent sellers of stocks over the period. Small-cap stocks, which had led the market in the last months of 2005, turned into poor performers in 2006 after the Livedoor Shock hit the market. Reflecting the record trading volume levels, the securities brokerage sector was the best performer over the six months ended April 30, 2006, posting a 45.1% return. The non-ferrous metals sector performed second best with a 38.4% gain, partially reflecting the strong advance in precious metal prices. The real estate sector performed third, with a 34.7% return. Real estate stocks performed well with signs of a bottoming-out of land prices in Japan after 15 years of decline. Some of the top performing sectors during earlier periods turned out to be laggards this time around. The shipping sector, which had performed well in previous months, turned out to be the worst-performing sector this period with a return of -1.0%. The cargo-shipping charge market declined over the period, after an extremely fast rise earlier on. The telecommunication carriers sector ended the period flat, ranking second worst in performance, as the fierce competition expected among incumbent operators and new entrants kept investors' expectations low. The third worst performing sector was oil & coal, up 2.5%, which had also been a strong performer in the previous period.

     The TOPIX Index stood at 1445 at the end of October and rose along a straight line to reach almost 1700 by early January 2006. Technology stocks led the market in November, while smaller stocks performed extremely well in December. In January, the TOPIX Index recorded its ninth consecutive positive monthly return. In the middle of the month, there was a sudden and sizable dip in the indices, but the major indices rebounded during the latter half of the month to finish with positive returns. With high volatility, the total trade value on the TSE 1st section reached its highest level in history, with more than (Y)31 trillion (counting one-way trades) worth of stocks traded in January. The TSE suffered from system troubles attempting to handle the increased trading volume, and the Exchange shortened its daily trading hours. The Livedoor Shock affected the market significantly, as Livedoor is a young company with various interests in internet-related businesses. Prosecutors raided the company on January 17th for alleged market manipulation and accounting fraud. Four executives of Livedoor, including the CEO and CFO (who have both recently resigned), have been arrested. Allegedly, Livedoor executives manipulated publicly-announced accounting data and made deceptive statements regarding past acquisitions and equity issuances while the company experienced a phase of rapid expansion via a series of acquisitions. With the popularity of the company's former President, Livedoor was a favorite of some individual investors. As the share price of Livedoor took a nose dive, from (Y)696 on January 16th to (Y)119 on January 26th, on limited trading volume, the seemingly excessive heat among investors towards internet-related stocks cooled down. Livedoor's share price, which stood at (Y)107 at the end of January, had dropped to (Y)94 by the time the shares were delisted on April 13th.

     Overall, however, results announced by Japanese companies for the quarter ended December 31, 2005 were generally fine. Matsushita, Toyota and Mazda all announced results and indications that were above market expectations. Many other companies met expectations, but the market did not have much of a reaction to the good news. Instead, the share prices of companies that reported negative surprises, including shipping companies Nippon Yusen and Mitsui OSK, sank quickly. Constant selling pressure from domestic financial institutions, together with sizable sell-offs by individuals in the first week of February and by non-residents in the second week, appears to have led the market downward in the early part of February. The quick report of Goss Domestic Product ("GDP") for the quarter ended December 31, 2005 was a 4.2% year-on-year ("YoY") gain, above market expectations. The turning point came on March 9th, when the Bank of Japan announced that it would end "quantitative easing" to effectively cease maintaining Japan's extremely high money supply level. With the news, the yield on the 10-year Japanese government bond ("JGB") rose. After ending February at 1.60%, the 10-year JGB yield rose to 1.78% by the end of March, and jumped to almost 2% by the middle of April, ending the month at 1.93%. Land price statistics, announced in late March, showed that land prices were bottoming-out after 15 years of decline. The share prices of major real estate operators, including Mitsubishi Real Estate, Mitsui Fudosan and Sumitomo Real Estate, advanced strongly. Separately, prices returned to an up-trend in April.

     Concerns over the Chinese economy drew investors' attention once again in April over China's interest rate increase. The Japanese Yen and other currencies strengthened against the U.S. Dollar as the market expected a slow-down or an end to interest rate hikes in the United States. The Japanese Yen, which was trading at around (Y)110/US$ at the end of August 2005, quickly weakened to
(Y)121/US$ by early December and then strengthened in January 2006. In February and March, the Yen traded around (Y)Y116-(Y)118/US$, before strengthening again to end April at (Y)113.81/US$. Macro-economic statistics announced throughout the period were generally healthy and positive, and nationwide Consumer Price Index ("CPI") figures were positive for four successive months through March. Retail sales statistics have been positive and industrial production has remained strong. Machinery orders have also generally showed a positive trend. Also, the country's unemployment rate declined to 4.1% in March. Earnings announcements for the quarter ended March 31, 2006, and for the year to March, have generally been in-line with expectations thus far. Canon announced better-than-expected results, helped by improved office equipment sales and the favorable currency trend. Honda shares rose 5% after the company announced good results and a dividend increase. Consumer finance companies and credit card operators have performed poorly in 2006, as rising interest rates were interpreted as a negative by investors. News of the possible introduction of a new law to lower maximum interest charges, resulting from the excessive conduct by some consumer finance companies to urge repayment, also had an adverse effect.

Outlook

     In conclusion, the Japanese economy seems to have recovered to a normal state, and has improved significantly after the long-lasting deterioration of the past two years. The start of the economic recovery was export driven, after which industrial activities began to improve. In the latter half of 2005, we began to see signs of a recovery in personal consumption, with retailers reporting improved sales statistics. In addition, the country's major banks successfully cleared most of their bad debt in 2005. Consumer prices also finally turned positive from the end of 2005. In March 2006, land prices in the central cities rebounded and showed signs of recovery in other statistical areas. The stock market advanced rapidly in the latter half of 2005, as if it was beginning to incorporate the country's economic recovery. However, after its quick rise at the end of 2005, the market has moved largely sideways thus far in 2006.

     We hold an optimistic view of the stock market in the long run because the Japanese economy has finally escaped from its long slump and appears likely to remain healthy. In the short-term, as most domestic factors have already turned positive and/or neutral to the stock market, the market might require some more time to adjust after its fast rise of the recent past. For the moment, any potential negative effects on the market would seem to come from external factors, including the economic states of Japan's major economic partners and/or unexpected movements in currencies, commodities, energy, etc.

     In general, Japanese companies appear to be continuing their healthy operations, with further improvements in profits expected to come in the future. Although indications by companies have not been as forthcoming as some investors had expected, they are a comfortable improvement from the period which has just concluded.

     After a period of some more temporary adjustments, we expect the Japanese stock market to yield healthy returns.

Fund Performance

     During the six months ended April 30, 2006, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $8.31 per share on February 17, 2006 to a high of $10.12 on November 28, 2005. The Fund's NYSE market price closed at $8.99 per share on April 30, 2006.

     The NYSE market price in relation to the Fund's net asset value per share during the six months ended April 30, 2006, ranged from a high discount of 3.33% on April 28, 2006 to a high premium of 24.69% on November 24, 2005, and ended the period at a discount of 3.33%.

     The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

     Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 31 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

     Mr. Atsuhiko Masuda, CFA, is a Senior Portfolio Manager with a total of 17 years of experience in the Japanese equity market. He joined Daiwa in 2003 after spending two years as a Senior Fund Manager for Invesco Asset Management. From 1995 to 2001, he was a Fund Manager for Deutsche Asset Management and from 1988 to 1993 he was an advisor in the Corporate Finance Division of Morgan Grenfell & Company. In 1995 he earned an MBA from the Wharton School at the University of Pennsylvania and in 1988 he graduated from Keio University with a B.A. in Economics. He assumed the day-to-day portfolio management responsibility for the Fund effective July 1, 2004.

     We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

[GRAPHIC OMITTED]                              [GRAPHIC OMITTED]

HIROSHI KIMURA                                 KIYOTAKA HOSHINO
Chairman of the Board                          President

--------------------------------------------------------------------------------
Portfolio of Investments
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS--97.87%
--------------------------------------------------------------------------------

    Shares                                                          Value
---------------                                                  -----------
Banks--12.64%
    422 Mitsubishi UFJ Financial Group, Inc. . . . . . . . . . . $ 6,616,274
    450 Mizuho Financial Group, Inc. . . . . . . . . . . . . . .   3,827,188
120,000 The Bank of Fukuoka, Ltd.  . . . . . . . . . . . . . . .   1,031,094
180,000 The Bank of Yokohama, Ltd. . . . . . . . . . . . . . . .   1,407,901
 65,000 The Chiba Bank, Ltd. . . . . . . . . . . . . . . . . . .     586,976
  5,100 The Musashino Bank, Ltd. . . . . . . . . . . . . . . . .     306,438
300,000 The Sumitomo Trust & Banking Co., Ltd. . . . . . . . . .   3,184,725
                                                                 -----------
                                                                  16,960,596
                                                                 -----------

Chemicals--4.94%
 14,000 Kao Corp. . . . . . . . . . . . . . . . . . . . . . . .      375,230
 21,000 Nitto Denko Corp. . . . . . . . . . . . . . . . . . . .    1,756,591
 57,000 Shin-Etsu Chemical Co., Ltd.  . . . . . . . . . . . . .    3,285,101
 74,000 Tokuyama Corp.  . . . . . . . . . . . . . . . . . . . .    1,217,886
                                                                 -----------
                                                                   6,634,808
                                                                 -----------

Communication--3.34%
 17,000 Nippon System Development Co., Ltd. . . . . . . . . . .      634,317
    660 NTT Corp. . . . . . . . . . . . . . . . . . . . . . . .    2,948,235
    600 NTT DoCoMo, Inc.  . . . . . . . . . . . . . . . . . . .      893,405
                                                                 -----------
                                                                   4,475,957
                                                                 -----------

Construction--2.04%
 90,000 Daiwa House Industry Co., Ltd.  . . . . . . . . . . . .    1,530,087
130,000 Maeda Corp. . . . . . . . . . . . . . . . . . . . . . .      798,196
 60,000 Shimizu Corp. . . . . . . . . . . . . . . . . . . . . .      414,119
                                                                 -----------
                                                                   2,742,402
                                                                 -----------

Electric Appliances--13.27%
 28,000 Canon Inc.  . . . . . . . . . . . . . . . . . . . . . .    2,136,113
 10,000 Fanuc Ltd.  . . . . . . . . . . . . . . . . . . . . . .      943,330
 10,000 Hirose Electric Co., Ltd. . . . . . . . . . . . . . . .    1,463,607

    Shares                                                          Value
---------------                                                  -----------
Electric Appliances (concluded)
 10,000 Japan Electronic Materials Corp.  . . . . . . . . . . .  $   265,394
  4,400 Keyence Corp. . . . . . . . . . . . . . . . . . . . . .    1,151,546
176,000 Matsushita Electric Industrial Co., Ltd.  . . . . . . .    4,239,292
 23,000 Murata Manufacturing Co., Ltd.  . . . . . . . . . . . .    1,670,053
 38,000 Neomax Co., Ltd.  . . . . . . . . . . . . . . . . . . .    1,088,377
 10,500 Rohm Co., Ltd.  . . . . . . . . . . . . . . . . . . . .    1,162,477
115,000 Sharp Corp. . . . . . . . . . . . . . . . . . . . . . .    2,013,532
     50 Sumida Corp.  . . . . . . . . . . . . . . . . . . . . .        1,176
 20,000 TDK Corp. . . . . . . . . . . . . . . . . . . . . . . .    1,669,440
                                                                 -----------
                                                                  17,804,337
                                                                 -----------

Electric Power & Gas--3.01%
 72,000 Kyushu Electric Power Co., Inc. . . . . . . . . . . . .    1,677,498
 36,000 Tohoku Electric Power Co., Inc. . . . . . . . . . . . .      827,713
 60,000 Tokyo Electric Power Co., Inc.  . . . . . . . . . . . .    1,537,181
                                                                 -----------
                                                                   4,042,392
                                                                 -----------

Glass & Ceramic Products--1.19%
113,000 Asahi Glass Co., Ltd. . . . . . . . . . . . . . . . . .    1,591,521
                                                                 -----------

Insurance--3.58%
190,000 Aioi Insurance Co., Ltd.. . . . . . . . . . . . . . . .    1,371,288
     65 Millea Holdings Inc.  . . . . . . . . . . . . . . . . .    1,292,371
100,000 Mitsui Sumitomo Insurance Co., Ltd. . . . . . . . . . .    1,344,486
120,000 Nissay Dowa General Insurance Co., Ltd. . . . . . . . .      794,605
                                                                 -----------
                                                                   4,802,750
                                                                 -----------
Iron & Steel--1.37%
 17,000 JFE Holdings, Inc.  . . . . . . . . . . . . . . . . . .      658,141
320,000 Nippon Steel Corp.  . . . . . . . . . . . . . . . . . .    1,177,192
                                                                 -----------
                                                                   1,835,333
                                                                 -----------

--------------------------------------------------------------------------------
Portfolio of Investments (continued)
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------


    Shares                                                          Value
---------------                                                  -----------
Land Transportation--3.41%
    430 East Japan Railway Co.  . . . . . . . . . . . . . . . .  $ 3,348,253
234,000 Nippon Shinyaku Co., Ltd. . . . . . . . . . . . . . . .    1,231,795
                                                                 -----------
                                                                   4,580,048
                                                                 -----------
Machinery--5.77%
 85,000 Komatsu Ltd.  . . . . . . . . . . . . . . . . . . . . .    1,812,867
 52,000 Miura Co. Ltd.  . . . . . . . . . . . . . . . . . . . .    1,366,383
200,000 NSK Ltd.  . . . . . . . . . . . . . . . . . . . . . . .    1,804,327
 12,000 SMC Corp. . . . . . . . . . . . . . . . . . . . . . . .    1,818,341
 29,000 THK Co., Ltd. . . . . . . . . . . . . . . . . . . . . .      944,907
                                                                 -----------
                                                                   7,746,825
                                                                 -----------
Marine Transportation--0.44%
 96,000 Nippon Yusen Kabushiki Kaisha . . . . . . . . . . . . .      586,914
                                                                 -----------
Metal Products--1.03%
120,000 NHK Spring Co., Ltd.  . . . . . . . . . . . . . . . . .    1,387,405

Non-Ferrous Metals--2.04%
144,000 Mitsui Mining & Smelting Co., Ltd.  . . . . . . . . . .      998,931
110,000 Sumitomo Electric Industries, Ltd.  . . . . . . . . . .    1,741,964
                                                                 -----------
                                                                   2.840,895
                                                                 -----------
Other Financing Business--2.89%
 75,500  Hitachi Capital Corp.  . . . . . . . . . . . . . . . .    1,474,687
  8,000  Orix Corp. . . . . . . . . . . . . . . . . . . . . . .    2,396,426
                                                                 -----------
                                                                   3,871,113
                                                                 -----------
Other Products--1.55%
  5,000  Nintendo Co., Ltd. . . . . . . . . . . . . . . . . . .      744,504
100,000  Toppan Printing Co., Ltd.. . . . . . . . . . . . . . .    1,332,224
                                                                 -----------
                                                                   2,076,728
                                                                 -----------
Pharmaceutical--5.33%
 28,000  Astellas Pharma Inc. . . . . . . . . . . . . . . . . .    1,164,929
 33,300  Eisai Co., Ltd. .  . . . . . . . . . . . . . . . . . .    1,519,602
 22,000  Kobayashi Pharmaceutical Co. Ltd., . . . . . . . . . .      776,561

    Shares                                                          Value
---------------                                                  -----------
Pharmaceutical (concluded)
  5,000  Nippon Shinyaku Co., LTd.. . . . . . . . . . . . . . .  $    43,838
 12,000  Ono Pharmaceuticals Co., Ltd.. . . . . . . . . . . . .      593,851
 50,000  Takeda Pharmaceutical Co., Ltd.. . . . . . . . . . . .    3,048,086
                                                                 -----------
                                                                   7,146,867
                                                                 -----------
Precision Instruments--2.77%
 41,200  Hoya Corp. . . . . . . . . . . . . . . . . . . . . . .    1,663,589
  3,000  Micronics Japan Co., Ltd.. . . . . . . . . . . . . . .      135,587
 32,000  Terumo Corp. . . . . . . . . . . . . . . . . . . . . .    1,143,558
 13,000  Tokyo Seimitsu Co. Ltd.. . . . . . . . . . . . . . . .      770,868
                                                                 -----------
                                                                   3,713,602
                                                                 -----------
Pulp & Paper--0.95%
    300  Nippon Paper Group Inc.. . . . . . . . . . . . . . . .    1,279,671
                                                                 -----------
Real Estate--1.28%
 17,000  Mitsubishi Estate Co., Ltd.  . . . . . . . . . . . . .      370,763
 60,000  Mitsui Fudosan Co., Ltd. . . . . . . . . . . . . . . .    1,340,107
                                                                 -----------
                                                                   1,710,870
                                                                 -----------
Retail Trade--5.70%
  6,600  Cawachi Ltd.  . . . . . . . . . . . . . . . . . . . . .      248,577
 19,200  Gigas K's Denki Corp.  . . . . . . . . . . . . . . . .      561,689
 18,000  Nitori Co., Ltd. . . . . . . . . . . . . . . . . . . .      971,183
 29,000  Seven & I Holdings Co., Ltd. . . . . . . . . . . . . .    1,120,172
 10,000  Shimamura Co., Ltd.  . . . . . . . . . . . . . . . . .    1,229,745
 50,000  Sundrug Co., Ltd.  . . . . . . . . . . . . . . . . . .    1,147,412
 30,000  Uny Co., Ltd.  . . . . . . . . . . . . . . . . . . . .      534,729
 18,900  Xebio Co., Ltd.  . . . . . . . . . . . . . . . . . . .      640,650
 11,000  Yamada Denki Co., Ltd. . . . . . . . . . . . . . . . .    1,195,673
                                                                 -----------
                                                                   7,649,830
                                                                 -----------
Rubber Products--1.72%
 95,000  Bridgestone Corp.  . . . . . . . . . . . . . . . . . .    2,309,057
                                                                 -----------

    Shares                                                          Value
---------------                                                  -----------
Securities--1.34%
 80,000  Nomura Holdings Inc. . . . . . . . . . . . . . . . . .  $ 1,804,327
                                                                 -----------
Services--2.29%
  9,000  Nomura Research Institute, Ltd.  . . . . . . . . . . .    1,114,654
    140  NTT Data Corp. . . . . . . . . . . . . . . . . . . . .      646,229
 24,000  Secom Co., Ltd.  . . . . . . . . . . . . . . . . . . .    1,305,422
                                                                 -----------
                                                                   3,066,305
                                                                 -----------
Steel--0.27%
 55,000  Godo Steel, Ltd. . . . . . . . . . . . . . . . . . . .      369,011
                                                                 -----------
Textile & Apparel--1.48%
290,000  Teijin Ltd.  . . . . . . . . . . . . . . . . . . . . .    1,983,796
                                                                 -----------
Transportation Equipment--11.12%
 42,000  Aisin Seiki Co., Ltd.  . . . . . . . . . . . . . . . .    1,574,494
 38,000  Denso Corp.  . . . . . . . . . . . . . . . . . . . . .    1,487,781
 43,000  Honda Motor Co., Ltd.  . . . . . . . . . . . . . . . .    3,046,948
     80  Tachi-S Co., Ltd.  . . . . . . . . . . . . . . . . . .          918
 30,000  Tokai Rika Co., Ltd. . . . . . . . . . . . . . . . . .      804,064
123,000  Toyota Motor Corp. . . . . . . . . . . . . . . . . . .    7,175,090
 30,000  Yamaha Motor Co., Ltd. . . . . . . . . . . . . . . . .      825,085
                                                                 -----------
                                                                  14,914,380
                                                                 -----------
Wholesale Trade--1.11%
100,000 Sumitomo Corp.  . . . . . . . . . . . . . . . . . . . .    1,494,263
                                                                 -----------
Total Common Stocks
  (Cost--$94,856,686) . . . . . . . . . . . . . . . . . . . . .  131,322,003
                                                                 -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.01%
--------------------------------------------------------------------------------


   Principal
    Amount
     (000)                                                          Value
---------------                                                  ------------
U.S. DOLLAR TIME DEPOSIT--0.17%
   $233 Bank of New York Time Deposit, 0.05%,
        due 5/1/06
          (Cost--$232,613). . . . . . . . . . . . . . . . . . .  $    232,613
Total Investments--98.04%
  (Cost--$95,089,299) . . . . . . . . . . . . . . . . . . . . .   131,554,616
Other assets less liabilities--1.96%. . . . . . . . . . . . . .     2,625,198
                                                                 ------------

NET ASSETS (Applicable to 14,420,917 shares of capital stock outstanding; equivalent to $9.30 per share) 100.00% . . . . .  $134,179,814
                                                                 ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
EQUITY CLASSIFICATIONS HELD
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------
                                             Percent of
Industry                                     Net Assets
--------                                     ----------
Electric Appliances . . . . . . . . . . .      13.27%
Banks . . . . . . . . . . . . . . . . . .      12.64
Transportation Equipment. . . . . . . . .      11.12
Machinery . . . . . . . . . . . . . . . .       5.77
Retail Trade. . . . . . . . . . . . . . .       5.70
Pharmaceutical. . . . . . . . . . . . . .       5.33
Chemicals . . . . . . . . . . . . . . . .       4.94
Insurance . . . . . . . . . . . . . . . .       3.58
Land Transportation . . . . . . . . . . .       3.41
Communication . . . . . . . . . . . . . .       3.34
Electric Power & Gas. . . . . . . . . . .       3.01
Other Financing Business. . . . . . . . .       2.89
Precision Instruments . . . . . . . . . .       2.77
Services. . . . . . . . . . . . . . . . .       2.29
Construction. . . . . . . . . . . . . . .       2.04
Non-Ferrous Metals. . . . . . . . . . . .       2.04
Rubber Products . . . . . . . . . . . . .       1.72
Other Products. . . . . . . . . . . . . .       1.55
Textile & Apparel . . . . . . . . . . . .       1.48
Iron & Steel. . . . . . . . . . . . . . .       1.37
Securities. . . . . . . . . . . . . . . .       1.34
Real Estate . . . . . . . . . . . . . . .       1.28
Glass & Ceramic Products. . . . . . . . .       1.19
Wholesale Trade . . . . . . . . . . . . .       1.11
Metal Products. . . . . . . . . . . . . .       1.03
Pulp & Paper. . . . . . . . . . . . . . .       0.95
Marine Transportation . . . . . . . . . .       0.44
Steel . . . . . . . . . . . . . . . . . .       0.27

--------------------------------------------------------------------------------
TEN LARGEST EQUITY POSITIONS HELD
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------
                                             Percent of
Issue                                        Net Assets
-----                                        ----------
Toyota Motor Corp.  . . . . . . . . . . .       5.35%
Mitsubishi UFJ Financial Group, Inc.  . .       4.93
Matsushita Electric Industrial Co., Ltd.        3.16
Mizuho Financial Group, Inc.  . . . . . .       2.85
East Japan Railway Co.. . . . . . . . . .       2.50
Shin-Etsu Chemical Co., Ltd.  . . . . . .       2.45
The Sumitomo Trust & Banking Co., Ltd.  .       2.37
Takeda Pharmaceutical Co., Ltd. . . . . .       2.27
Honda Motor Co., Ltd. . . . . . . . . . .       2.27
NTT Corp. . . . . . . . . . . . . . . . .       2.20

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (cost--$95,089,299) . . . . . . . . . . . . . . . . . . . .      $131,554,616
  Cash denominated in foreign currency (cost--$2,016,398). . . . . . . . . . . . . . . . . . . .         2,092,416
  Interest and dividends receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           684,173
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24,546
                                                                                                      ------------
    Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       134,355,751
                                                                                                      ------------
Liabilities
  Payable for management fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            13,382
  Payable for advisory fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            20,072
  Payable for other affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            27,014
  Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .           115,469
                                                                                                      ------------
    Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           175,937
                                                                                                      ------------
Net Assets
  Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
    14,420,917 shares issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . .           144,209
  Paid-in capital in excess of par value . . . . . . . . . . . . . . . . . . . . . . . . . . . .       126,268,650
  Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           126,699
  Accumulated net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . . . .      (28,916,542)
  Net unrealized appreciation on investments and other assets and liabilities
    denominated in foreign currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36,556,798
                                                                                                      ------------
      Net assets applicable to shares outstanding  . . . . . . . . . . . . . . . . . . . . . . .      $134,179,814
                                                                                                      ============
          Net Asset Value Per Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $       9.30
                                                                                                      ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended April 30, 2006 (unaudited)
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of withholding taxes of $51,755)  . . . . . . . . . . . . . . . . . . . . . . .       $   687,605
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                33
                                                                                                       -----------
    Total investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           687,638
                                                                                                       -----------
Expenses:
  Investment management fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           193,093
  Administration fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           124,506
  Custodian fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            71,549
  Audit and tax services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            39,473
  Legal fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            32,232
  Reports and notices to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            28,265
  Insurance expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22,553
  Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14,876
  Transfer agency fee and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,463
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            29,929
                                                                                                       -----------
    Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           560,939
                                                                                                       -----------
Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           126,699
                                                                                                       -----------
Realized and unrealized gains from investment activities and foreign currency transactions:
  Net realized gains on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,617,518
  Net realized foreign currency transaction losses . . . . . . . . . . . . . . . . . . . . . . .          (24,930)
  Net change in unrealized appreciation (depreciation) on investments in equity securities . . .        13,932,445
  Net change in unrealized appreciation (depreciation) on short-term investments and
    other assets and liabilities denominated in foreign currency . . . . . . . . . . . . . . . .           122,687
                                                                                                       -----------
Net realized and unrealized gains from investment activities and foreign
  currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,647,720
                                                                                                       -----------
Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . .       $21,774,419
                                                                                                       ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    For the Six
                                                                                      Months        For the Year
                                                                                       Ended           Ended
                                                                                  April 30, 2006    October 31,
                                                                                    (unaudited)        2005
                                                                                  --------------    ------------
Increase (decrease) in net assets from operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    126,699      $     64,964
  Net realized gain (loss) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,617,518         5,430,721
    Foreign currency transactions   . . . . . . . . . . . . . . . . . . . .            (24,930)         (284,449)
  Net change in unrealized appreciation (depreciation) on:
    Investments in equity securities . . . . . . . . . . . . . . . . . . . . . .    13,932,445        17,217,326
    Translation of short-term investments and other assets and liabilities
      denominated in foreign currency. . . . . . . . . . . . . . . . . . . . . .       122,687           (63,054)
                                                                                  ------------      ------------
  Net increase in net assets resulting from operations . . . . . . . . . . . . .    21,774,419        22,365,508
                                                                                  ------------      ------------
Net assets:
  Beginning of period   . . . . . . . . . . . . . . . . . . . . . . . . . .        112,405,395        90,039,887
                                                                                  ------------      ------------
  End of period (including undistributed net investment income of $126,699
    for 2006). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $134,179,814      $112,405,395
                                                                                  ============      ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Organization and Significant Accounting Policies

     The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

     Valuation of Investments--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     Tax Status--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

     The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     Dividends and Distributions to Shareholders--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Investment Manager and Investment Adviser

     The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2006, no out-of-pocket expenses were paid to the Manager or Adviser.

     At April 30, 2006, the Fund owed $33,454 to the Manager.

Administrator and Custodian and Other Related Parties

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the six months ended April 30, 2006, no out-of-pocket expenses were paid to the Administrator.

     DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2006, DSTC and the Sub-Custodian earned $31,877 and $39,672, respectively, as compensation for custodial service to the Fund.

     At April 30, 2006, the Fund owed $17,549, $3,833 and $5,632 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $10,430 payable to the Sub-Custodian.

     During the six months ended April 30, 2006, the Fund paid or accrued $32,232 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

Investments in Securities and Federal Income Tax Matters

     For federal income tax purposes, the cost of securities owned at April 30, 2006 was $95,103,792. At April 30, 2006, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $36,436,331 was composed of gross appreciation of $37,229,594 for those investments having an excess of value over cost, and gross depreciation of $793,263 for those investments having an excess of cost over value. For the six months ended April 30, 2006, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $33,642,653 and $32,757,026, respectively.

     At October 31, 2005, the Fund had a remaining capital loss carryover of $36,494,637, of which $11,531,273 expires in the year 2006, $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

Capital Stock

     There are 30,000,000 shares of $.01 par value common stock authorized. Of the 14,420,917 shares of the Fund outstanding at April 30, 2006, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owns 14,532 shares.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                           For the Six
                                                          Months Ended
                                                            April 30,
                                                               2006            For the Years Ended October 31,
                                                                        -----------------------------------------------
                                                           (unaudited)    2005      2004     2003      2002       2001
                                                          ------------   ------    ------   ------    ------     ------
Net asset value, beginning of period . . . . . . . . . .   $ 7.79        $ 6.24   $ 6.00   $ 4.54    $ 5.59     $ 8.35
                                                           -------       -------  -------  --------  -------    -------
Net investment income (loss) . . . . . . . . . . . . . .     0.01            --*      --*   (0.02)    (0.04)     (0.04)
Net realized and unrealized gains (losses) on
  investments and foreign currency transactions. . . . .     1.50          1.55     0.39     1.48     (1.01)     (2.72)
                                                           -------       -------  -------  --------  -------    -------
Net increase (decrease) in net asset value
  resulting from operations. . . . . . . . . . . . . . .     1.51          1.55     0.39     1.46     (1.05)     (2.76)
                                                           -------       -------  -------  --------  -------    -------
    Dilutive effect of rights offering . . . . . . . . .      --             --    (0.12)      --        --         --
    Offering costs charged to paid-in capital in excess
      of par value . . . . . . . . . . . . . . . . . . .      --             --    (0.03)      --        --         --
Net asset value, end of period . . . . . . . . . . . . .   $ 9.30        $ 7.79   $ 6.24   $ 6.00    $ 4.54     $ 5.59
                                                           =======       =======  =======  ========  =======    =======
Per share market value, end of period. . . . . . . . . .   $ 8.99        $ 8.51   $ 6.08   $ 7.16    $ 4.15     $ 4.99
                                                           =======       =======  =======  ========  =======    =======
Total investment return:
  Based on market price at beginning and
    end of period+ . . . . . . . . . . . . . . . . . . .     5.64%        39.97%  (11.70)%  72.53%   (16.83)%   (29.35)%
  Based on net asset value
    at beginning and end of period+  . . . . . . . . . .    19.38%        24.84%    5.74%   32.16%   (18.78)%   (33.05)%
Ratios and supplemental data:
  Net assets, end of period (in millions). . . . . . . .   $134.2        $112.4    $90.0   $ 64.9    $ 49.1     $ 60.5
  Ratios to average net assets of:
    Expenses . . . . . . . . . . . . . . . . . . . . . .     0.91%**       1.07%    1.12%    1.50%     1.44%      1.12%
    Net investment income (loss) . . . . . . . . . . . .     0.21%**       0.07%   (0.06)%  (0.48)%   (0.74)%    (0.51)%
Portfolio turnover . . . . . . . . . . . . . . . . . . .    27.04%        72.35%   90.03%   84.00%    76.19%     63.39%

----------------
+ For the year ended October 31, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.
* Represents less than $0.005 per share.
**Annualized.

--------------------------------------------------------------------------------
Results of Annual Meeting of Stockholders (unaudited)
--------------------------------------------------------------------------------

     On June 1, 2006, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

     Election of two Class I Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2009.

                             Number of Shares/Votes
                             ----------------------

                                                   Proxy Authority
               Class I              Voted For         Withheld
         ------------------        ----------      ---------------
         Martin J. Gruber          11,561,241          229,421
         Hiroshi Kimura            11,556,468          234,194

     In addition to the Directors re-elected at the Meeting, Austin C. Dowling, David G. Harmer, and Oren G. Shaffer are the other members of the Board who continue to serve as Directors of the Fund.

--------------------------------------------------------------------------------
An Important Notice Concerning Our Privacy Policy
--------------------------------------------------------------------------------

     This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

     In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

     o Applications and other forms you submit to us.

     o Dealings and transactions with us or others.

     We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

     We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, Chairman
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------------------------------------------
OFFICERS

Kiyotaka Hoshino
President

John J. O'Keefe
Vice President and Treasurer

Yuko Uchida
Secretary

Anthony Cambria
Chief Compliance Officer

Leonard B. Mackey, Jr.
Assistant Secretary
--------------------------------------------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion theron.



                               Semi-Annual Report
                                 April 30, 2006

                    =========================================

                            [Japan Equity Fund logo]

                    =========================================

                    The Japan Equity Fund, Inc.
                    c/o Daiwa Securities Trust Company
                    One Evertrust Plaza
                    Jersey City, New Jersey 07302

                    INVESTMENT MANAGER
                    Daiwa SB Investments (U.S.A.) Ltd.

                    INVESTMENT ADVISER
                    Daiwa SB Investments Ltd.


Item 2.  Code of Ethics.

         Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

         Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

         Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable for this semi-annual report.

Item 6.  Schedule of Investments.

         A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.



                    REGISTRANT PURCHASES OF EQUITY SECURITIES

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
Period                (a)                 (b)               (c)                      (d)
                      ------------------  Average Price     Total Number of Shares   Maximum Number (or Approximate
                      Total Number of     Paid per Share    (or Units) Purchased     Dollar Value) of Shares (or
                      Shares (or Units)   (or Unit)         as Part of Publicity     Units) that may yet be
                      Purchased                             Announced Plans or       Purchased Under the Plans or
                                                            Programs                 Programs
--------------------- ------------------- ----------------- ------------------------ ---------------------------------
November              0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
December              0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
January               0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
February              0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
March                 0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
April                 0                   N/A               0                        0

--------------------- ------------------- ----------------- ------------------------ ---------------------------------
Total                 0                   N/A               0                        0
=====
--------------------- ------------------- ----------------- ------------------------ ---------------------------------

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or   15d-15(b)   under   the   1934  Act  (17  CFR   240.13a-15(b)   or
         240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable for this semi-annual report.

(a)(2) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   None.

(b)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           The Japan Equity Fund, Inc.


                           By       \s\ John J. O'Keefe
                                    --------------------------------------------
                                     John J. O'Keefe, Vice President & Treasurer


Date:  June 21, 2006


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                           By       \s\ John J. O'Keefe
                                    --------------------------------------------
                                     John J. O'Keefe, Vice President & Treasurer


Date:  June 21, 2006


                           By       \s\ Hiroshi Kimura
                                    --------------------------------------------
                                     Hiroshi Kimura, Chairman


Date:  June 21, 2006

                                                                  EXHIBIT 12 (b)

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, John J. O'Keefe, certify that:

1.       I have  reviewed  this report on Form N-CSR of The Japan  Equity  Fund,
         Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                           Date:  June 21, 2006


                           \s\ John J. O'Keefe
                           -----------------------------------------------------
                           John J. O'Keefe, Vice President & Treasurer

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Hiroshi Kimura, certify that:

1.       I have  reviewed  this report on Form N-CSR of The Japan  Equity  Fund,
         Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                           Date:  June 21, 2006


                           By       \s\ Hiroshi Kimura
                                    --------------------------------------------
                                     Hiroshi Kimura, Chairman

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Vice President & Treasurer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       such  Form  N-CSR  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                            Dated:  June 21, 2006


                            \s\ John J. O'Keefe
                            ----------------------------------------------------
                            John J. O'Keefe, Vice President & Treasurer


         This  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Chairman of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       such  Form  N-CSR  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                           Dated:  June 21, 2006


                           \s\ Hiroshi Kimura
                            ----------------------------------------------------
                           Hiroshi Kimura, Chairman


         This certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.